                                                                 EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the previously filed Registration Statements on Form S-8 (File No. 333-75093, 333-10739, 333-79163 and 333-104745) of Integra Bank Corporation of our report dated January 26, 2004, relating to the consolidated financial statements which appear in this Form 10-K.

/s/ Pricewaterhouse Coopers LLP
Columbus, Ohio
March 12, 2004